CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NO. 3
TO
MASTER SERVICES AGREEMENT
This Amendment No. 3 to Master Services Agreement (“Amendment No. 3”) effective as of June 6, 2014 (“Amendment No. 3 Effective Date”) is between Synacor, Inc. (“Synacor”) and Verizon Corporate Services Group Inc., acting on behalf of itself and its Affiliates, including Verizon Online LLC (“Verizon” or “Client”) under which the Parties hereto mutually agree to modify and amend the Master Services Agreement, dated as of July 25, 2011 (including Supplements and, together with the Master Agreement, the “Agreement”). All terms defined herein shall be applicable solely to this Amendment No. 3. Any capitalized terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.
WHEREAS, Verizon is an Internet Service Provider (“ISP”) and maintains several web portals through which Verizon delivers content and certain functionality; and
WHEREAS, Synacor provides web portal solutions for ISPs; and
WHEREAS, Verizon currently engages with Synacor to have Synacor provide a white labeled portal solution using Synacor for delivery of web search, advertising, general interest content and other functionality through such web portal solution; and
WHEREAS, Verizon currently utilizes the services of Synacor to extend Verizon’s current offering of TV Everywhere services to Users; and
WHEREAS, Verizon desires to utilize the services of Synacor to create an improved platform and user experience for the offering of TV Everywhere services to Users; and
WHEREAS, Synacor desires to provide such services to Verizon as further described herein; and
WHEREAS, the Parties desire to modify certain terms and conditions of the Agreement, including but not limited to the addition of additional services as defined herein, as further described herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree as follows:

1.
Statement of Work. Attached hereto is a Statement of Work No. 1 (the “Statement of Work No. 1”) which sets forth, among other things, the scope of the work to be performed by Synacor (the “TV/Video 3.0 Services”), and the expected deliverables as a result of the scope of work performed by Synacor.

2.
TV Everywhere Services. The Parties intend and agree that the TV/Video 3.0 Services be deemed incorporated into “TV Everywhere Services” as “TV Everywhere Services” is used in Section 2.1 of the Agreement, and other locations throughout the Agreement. [*]

3.	Definitions. A new definition is added to Section 1 of the Agreement as follows:
“Phase 1 Launch Date” shall mean the date of Acceptance (as defined in Statement of
Work No. 1 to Amendment No. 3 to this Agreement) of all deliverables under Phase 1 of
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Statement of Work No. 1 to Amendment No. 3 to this Agreement, and launch of those deliverables to Users.
“Phase 2 Launch Date” shall mean the date of Acceptance of all deliverables under Phase
2 of Statement of Work No. 1 to Amendment No. 3 to this Agreement.
“Phase 3 Launch Date” shall mean the date of Acceptance of all deliverables under Phase
3 of Statement of Work No. 1 to Amendment No. 3 to this Agreement.
“New Payment Date” shall mean [*]

4.
Development Fee. In exchange for the development services to be provided by Synacor as part of the TV/Video 3.0 Services, Verizon shall pay Synacor the total sum of [*] pursuant to the payment schedule set forth in Statement of Work No. 1. The particular payment amount may be invoiced by Synacor [*], and shall be due and payable [*].

5.	[*] Content. The [*] content described in Phase 2 of Statement of Work No. 1 shall be provided [*]

6.
Installation Plan. The Parties mutually agree to create a plan regarding Verizon product installation of Verizon’s internet services in an effort to drive traffic to the Client Branded Portal and increase traffic over time throughout the Term. The Parties will work jointly on the planning and implementation of such plan with the goal of launching the test implementation by the end of the third quarter of [*].

7.	Schedule Q – TV Everywhere Services. Section 6. Term. Section 6,Term, of Schedule Q-TV Everywhere Services is amended and restated as follows:
6. Term. Subject to Section 7 of the Agreement, the term of the TVE Services shall be coterminous with the term of the Agreement.

8.	Schedule A - Pricing. Section 1(a) of Schedule A of the Agreement is modified by replacing the section in its entirety with the following:
Search Services and Advertising Revenue Share: [*]
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[*]

9.	Schedule A - Pricing. Section 1(d) of Schedule A of the Agreement is modified by replacing the section in its entirety with the following:
(d) Bandwidth Costs: Unless otherwise mutually agreed by the Parties in writing, upon [*], Synacor shall be responsible for obtaining all necessary bandwidth to provide the Service to Users and Subscribers and Synacor will bear [*]of the costs associated therewith, including but not limited to content distribution network costs related to the inclusion of video (excluding video related to services like FiOS or Flexview) on the Client Branded Portals, and Client [*], via a reduction in the Search and Advertising Revenue Share funds distributed to Client. In no event will the Bandwidth Costs attributed to Client exceed [*]. Upon written request from Client to Synacor, the Parties agree that they will meet and discuss in good faith the commercial feasibility of Synacor utilizing the [*]. The Parties agree that if Synacor contracts with [*] and pursuant to such contract, Synacor obtains bandwidth to provide the Service to Users, the Parties will agree in writing on any applicable adjustments to the Bandwidth Costs allocation set forth in this Agreement.
[*]

10.	Schedule Q – TV Everywhere Services, Section 11. Channel Integration Fees. Section 11 of Schedule Q is hereby deleted in its entirety.

11.	Schedule Q – TV Everywhere Services, Section 13. Maintenance Fees; Right of Termination. Section 13 of Schedule Q is hereby deleted in its entirety and replaced with the following:
Maintenance Fees; [*]
12. EXHIBIT 1 TO SCHEDULE Q (TV EVERYWHERE SERVICES). Exhibit 1 to Schedule Q (TV Everywhere Services) is modified as follows:
a. The first sentence of Section III A, API Availability, is amended and restated as follows: “A. “API Availability” means that the entitlement related API is fully functional with
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[*] average uptime in any calendar month.”
b. The first sentence of Section III C, API Availability Credits, is amended and restated as follows:
“C. API Availability Credits – If Client makes a request to Synacor within [*] days of the end of the month in which Synacor failed to meet the SLA, the API Availability credits set forth below will be applied to Client’s account for [*] during which Synacor failed to meet the required API Availability of [*] during the Term of the Agreement.”

13.
Press Release. Each Party may issue a press release related to the relationship established under this Amendment No. 3 promptly after the Amendment No. 3 Effective Date. Such press release must be approved by the other Party.

14.
Counterparts. This Amendment No. 3 may be executed in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully-executed Amendment No. 3 (in counterparts or otherwise) by fax or other electronic means shall be sufficient to bind the Parties to the terms and conditions of this Amendment No.3.

15.
Entire Agreement. This Amendment No. 3 represents the complete and exclusive statement of the mutual understanding of the Parties and supersedes all previous written and oral agreements and communications relating to any of the subject matter hereof. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 3 as of the Amendment No. 3 Effective Date.
SYNACOR, INC.    VERIZON CORPORATE SERVICES
GROUP INC.
By: ____/gc/     By: __/jw/
Name: George Chamoun    Name: John A. Wimsatt
Title: __EVP     Title: __VP Product Development_______
Date: __6-6-14     Date: ___6-25-14
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CONFIDENTIAL TREATMENT REQUESTED
STATEMENT OF WORK NO. 1
TO
AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT
TV/VIDEO 3.0 SERVICES
This Statement of Work No. 1 to this Amendment No. 3 is governed by that certain Master Services Agreement between Synacor and Client, dated as of July 25, 2011, as amended (the “Agreement”). Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Agreement.
Subject to the Assumptions set forth below, Synacor shall provide the services described herein. I. Assumptions:
[*]
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[*]
II.Overall service deliverables [*]
III.Phase 1 - TV/Video 3.0 deliverables to be complete and fully integrated with the initial deployment of the product: 1) Core Product Pages (some of which are described in more detail below):
[*]
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[*]
IV. Phase 2 - TV/Video 3.0 deliverables to be complete and fully integrated with the second deployment of the product:
[*]
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V.	Phase 3 - TV/Video 3.0 deliverables to be complete and fully integrated with the third deployment of the product:
[*]

VI.	Service Level Agreement.
The Services provided as a result of this Statement of Work No. 1 shall be subject to, and Synacor shall comply with, all terms of the Service Level Agreements set forth in Schedule G of the Agreement, and as set forth in Exhibit 1 to Schedule Q.

VII.	Delivery of Services and Acceptance of TV/Video 3.0 Services

A.
Timing. Each Party recognizes that there is a robust timeline being coordinated between the Parties, and each Party will make commercially reasonable best efforts to meet those associated timelines (to the extent such Party has responsibilities under this Statement of Work No.1 pertaining to a specific deliverable). The Parties will meet to set out such various timelines and milestones. The Parties agree that such timelines may be adjusted between the Parties as may be required, provided that the Parties shall cooperate with one another reasonably and in good faith to ensure that the Services contemplated by this Statement of Work No. 1 shall be implemented and conducted as set forth herein.

B.
Meetings, Updates. Synacor and Client shall meet as needed during the Term to determine the schedule for delivery of the TV/Video 3.0 Services by Synacor to Client, identify gaps and outline upcoming strategy and high priority projects. Synacor will attend meetings and/or participate in telephone calls as reasonably requested by Client, its employee or contractors, or such other times as reasonably requested by Client, its employees, or contractors, to review Synacor’s performance in accordance with this Statement of Work No. 1. Said employees, or contractors may attend such meetings and/or calls, at the sole discretion of Client. Synacor will provide Client with ongoing updates as to its progress on the Deliverables, including – when Synacor is near completion of a Deliverable -- providing Client with regular QA test case reporting success and failure metrics.

C.	Additional Definitions. The following definitions set apply to this Section VII:
i.“Acceptance” means that one or more Deliverables satisfy the Acceptance Tests. Final Acceptance means that all Deliverables satisfy the Acceptance Tests. Non-acceptance means that one or more Deliverables have not satisfied the Client’s Acceptance Tests. Notwithstanding the foregoing, Acceptance of a Deliverable and Final Acceptance of all Deliverables shall be deemed to have occurred, if either (a) Client has notified Synacor of Client’s acceptance of the Deliverable(s), (b) the Deliverable(s) is/are commercially launched by Client, or (c) Client does not deliver notice of rejection [*]
ii.“Acceptance Criteria” means [*] and against which the Deliverables may be evaluated for purposes of Acceptance or Non-acceptance thereof.
iii.“Acceptance Tests” or “Acceptance Testing” mean the tests, reviews and other activities that are performed [*]to determine whether the Deliverables meet the Acceptance Criteria.
iv.“Deficiency” means [*]
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[*]
v.“Deliverables” means, all of the goods, products, Services, work, work product, items, materials and property to be created, developed, produced, delivered, performed or provided by or on behalf of, or made available through, Synacor (or any agent, contractor or subcontractor of Synacor) in connection with this Statement of Work No. 1.
vi.“Specifications” means all specifications, requirements, technical standards, performance standards, representations and other criteria related to the Deliverables stated or expressed in this Agreement or this Statement of Work No. 1. Specifications shall include the Acceptance Criteria.
D. Acceptance Testing. Except as otherwise specified in the Statement of Work No. 1 or the Agreement, all Deliverables shall be subject to the Client’s Acceptance Testing and Acceptance. Upon completion of all work to be performed by Synacor with respect to any Deliverable, Synacor shall notify Client that the Deliverable is ready for the Client to conduct Acceptance Tests. [*], Client shall complete its Acceptance Testing and provide Synacor with notice of Acceptance or Nonacceptance with respect to each Deliverable that was evaluated during such Acceptance Testing. If the Client determines that a Deliverable satisfies its Acceptance Tests, the Client shall provide Synacor with notice of Acceptance with respect to such Deliverable. If the Client determines that a Deliverable fails to satisfy its Acceptance Tests, the Client shall provide Synacor with notice of Nonacceptance with respect to such Deliverable. In the event the Client provides notice of Nonacceptance to Synacor with respect to any Deliverable, Synacor shall correct and repair such Deliverable and submit it to the Client within a reasonable time following Synacor’s receipt of notice of Non-acceptance so that the Client may re-conduct its Acceptance Tests with respect to such Deliverable.
In the event the Client determines in good faith, after re-conducting its Acceptance Tests with respect to any Deliverable that Synacor has attempted to correct or repair pursuant to this section, that such Deliverable fails to satisfy its Acceptance Tests, then, so long as Client has provided timely notice to Synacor of such non-Acceptance, the Client shall have the continuing right, at its sole option, to:
[*]
iv. suspend launch of any applicable impacted phase of TV/Video 3.0; or iv. terminate this Statement of Work No. 1 and/or seek any and all available remedies.
The Client’s right to exercise the foregoing rights and remedies, including termination of this Statement of Work No. 1 shall remain in effect until Final Acceptance. [*]
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VIII. Development Fee Payment Schedule.
Subject to the payments terms set forth in the Agreement and Amendment No. 3, Client shall pay Synacor the Development Fee referred to in Section 3 of Amendment No. 3 pursuant to the following payment schedule:
i.[*] payable upon [*].
ii.[*]payable upon [*].
iii.[*] payable [*].
iv.[*] payable upon of [*].
The above amounts shall be due and payable within [*]days after receipt of Synacor invoice.
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